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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-91048 of PG&E Gas Transmission, Northwest Corporation on Form S-3 of our report dated March 16, 2001 appearing in this Annual Report on Form 10-K of PG&E Gas Transmission, Northwest Corporation for the year ended December 31, 2000.


/s/ DELOITTE & TOUCHE LLP
- -----------------------------------
DELOITTE & TOUCHE LLP

Portland, Oregon
March 29, 2001